Exhibit 32

Certifications of Principal Executive and Principal Financial Officers Pursuant to 18 U.S.C. 1350

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of A. Schulman, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bernard Rzepka
Bernard Rzepka
President and Chief Executive Officer of A. Schulman, Inc.
October 20, 2015

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of A. Schulman, Inc. (the “Company”) on Form 10-K for the period ending August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph J. Levanduski
Joseph J. Levanduski
Executive Vice President, Chief Financial Officer of A. Schulman, Inc.
October 20, 2015